UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                           Date of Report: May 6, 2003


                        COMMERCIAL NET LEASE REALTY, INC.
             (exact name of registrant as specified in its charter)




            Maryland                0-12989                        56-1431377
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employment
 incorporation or organization)                            Identification No.)



                 450 South Orange Avenue, Orlando, Florida 32801
          (Address of principal executive offices, including zip code)

                                 (407) 265-7348
              (Registrant's telephone number, including area code)


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Item 7.   Financial Statements and Exhibits.


Exhibit 99.1:  Press Release dated May 6, 2003.


Item 9.   Regulation FD Disclosure.

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated
March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On May 6, 2003, Commercial Net Lease Realty, Inc. issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Commercial Net Lease Realty, Inc.
                                  (Registrant)

Date:  May 6, 2003          By: /s/ Kevin B. Habicht
                                ---------------------
                                Kevin B. Habicht
                                Executive Vice President and
                                Chief Financial Officer